AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 28, 2001

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2001

AMERICAN MULTIPLEXER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NORTH CAROLINA
(State or Other Jurisdiction of Incorporation)

000-27921 (Commission file Number)	56-2006165 (I.R.S. Employer Identification No.)

575 North Pastoria Avenue, Sunnyvale, California 94086
(Address of Principal Executive Offices)

TELEPHONE: (408) 730-8200
(Registrant’s Telephone Number, Including Area Code)

With a copy to:
Stafford Matthews, Esq.
Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES

ITEM 5. OTHER EVENTS.

      1. Mr. John Andreini resigned from the board of directors of the Registrant in May 2001. Mr. Andreini’s resignation was not due to any disagreement with the Registrant on any matter relating to its operations, policies or practices.

      2. On June 14, 2001, the Registrant’s board of directors appointed Alfred DeFrancesco, Ira A. Hunt, Jr. and John Vidovich to fill outstanding vacancies on its board. Mr. DeFrancesco is the owner of Westside Transport, Inc., a prominent California trucking company. Mr. DeFrancesco is also a stockholder of the Registrant’s securities.

      General Hunt held various positions in the United States Army, retiring as Major General in 1978, and was the President of Pacific Architects and Engineers in California.

      Mr. Vidovich is a real estate developer active in Northern and Southern California.

      The new board members, along with continuing board members, Karl Schleicher, Barbara Stinnett and Edward S.C. Tan, constitute the Registrant’s entire board.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            None

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2001

AMERICAN MULTIPLEXER CORPORATION

By:	/s/ Edward S.C. Tan

Edward S.C. Tan
Chief Executive Officer